UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2025 (April 29, 2025)

Yotta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41357	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 301 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(212) 612-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	YOTAU	The Nasdaq Stock Market LLC
Common Stock	YOTA	The Nasdaq Stock Market LLC
Warrants	YOTAW	The Nasdaq Stock Market LLC
Rights	YOTAR	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2025, Yotta Acquisition Corporation (the “Company”) reported the death of Brandon Miller, a member of the Company’s board of directors (the “Board”) and the Chairperson of the Audit Committee.

On April 29, 2025, the Board appointed Qi Gong, a current member of the Board, to serve as Chairperson of the Audit Committee. On the same day, the Board appointed Ping Zhang as a member of the Board, including committee positions on the Audit Committee, the Compensation Committee, and the Nominating Committee, to fill the vacancy created by Mr. Miller’s death. The Board has determined that Mr. Zhang satisfies the current “independent director” standards established by the rules of the Nasdaq Stock Market.

Mr. Zhang has been serving as a member of the board of directors of Quartzsea Acquisition Corporation (Nasdaq: QSEA) since November 2024, and as General Manager of Green Leaf Air Freight Inc., a U.S.-based investment and air freight company, since November 2020. Prior to that, he founded Shanghai Tongli Advertising Co., Ltd., an advertising company, and served as its General Manager from February 2006 to November 2020. Earlier in his career, Mr. Zhang founded Hunan Silver Fox Advertising Company, an advertising company in China, and served as its General Manager.

There are no other arrangements or understandings between Mr. Zhang and any other person pursuant to which he was selected to serve on the Board. There are no family relationships between Mr. Zhang and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2025

Yotta Acquisition Corporation

By:	/s/ Hui Chen
Name:	Hui Chen
Title:	Chief Executive Officer

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